UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2009

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California 95054-1549

(Address of principal executive offices) (Zip Code)

(408) 765-8080

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release of Intel Corporation (“Intel”) regarding a decision by the European Commission (EC) that certain actions taken by Intel infringed European competition law, and imposing a €1.06 billion fine. Further information regarding the EC’s investigation is set forth in Note 20: Contingencies; Legal Contingencies, in the Notes to Consolidated Condensed Financial Statements of Intel’s Form 10-Q for the quarter ending March 28, 2009, filed on April 30, 2009. Intel will review the formal decision, but the company’s expectation is that it will accrue the fine in the second quarter of 2009.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

The following exhibit is furnished as part of this Report:

Exhibit Number	Description
99.1	Press release dated May 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)
/s/ Cary I. Klafter
Date: May 13, 2009	Cary I. Klafter Corporate Secretary